UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 17, 2010
Date of Report (Date of earliest event reported)

NOVASTAR FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

2114 Central Street, Suite 600, Kansas City, MO 64108
(Address of principal executive offices) (Zip Code)
(816) 237-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

    On June 17, 2010, NovaStar Financial, Inc. (the “Company”) held its 2010 Annual Meeting of Shareholders. The matters listed below were submitted to a vote of the Company’s shareholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the SEC on April 30, 2010. The results of the shareholder vote are as follows:

Proposal 1—Election of Directors

    The following individuals were elected to serve as Class II directors to hold office until the 2013 Annual Meeting of Shareholders and until their successors are elected and qualified.

Director Nominee	For	Withheld	Broker Non-Votes
W. Lance Anderson	3,566,855	119,932	4,869,684
Gregory T. Barmore	3,567,889	118,898	4,869,684

Proposal 2—Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2010

    Our shareholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the 2010 fiscal year.

For	Against	Abstain
8,444,281	71,736	40,454

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVASTAR FINANCIAL, INC.

DATE: June 21, 2010	/s/ Rodney E. Schwatken

Rodney E. Schwatken

Chief Financial Officer